Exhibit 99.2

The St. Paul Travelers Companies, Inc.
Financial Supplement - Third Quarter 2004

On April 1, 2004, Travelers Property Casualty Corp. (Travelers) completed its previously announced merger into The St. Paul Companies, Inc. (St. Paul), forming The St. Paul Travelers Companies, Inc. (St. Paul Travelers). Each share of Travelers class A and class B common stock was exchanged for 0.4334 of a share of St. Paul Travelers common stock. For accounting purposes, this transaction is being accounted for as a reverse acquisition with Travelers treated as the accounting acquirer. Accordingly, the transaction is being accounted for as a purchase business combination, using Travelers historical financial information and applying fair value estimates to the acquired assets, liabilities and commitments of St. Paul as of April 1, 2004.

All historical information prior to April 1, 2004 included in this Financial Supplement represents the standalone results of Travelers as Travelers is treated as the accounting acquirer.

Consolidated Results
Financial Highlights
Reconciliation to Net Income and Earnings Per Share
Statement of Income
Net Income by Major Component and Combined Ratio
Operating Income
Selected Statistics - Property and Casualty Operations
Written and Earned Premiums - Property and Casualty Operations

Commercial
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Net Written Premium
Proforma Net Written Premium

Specialty
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Net Written Premium
Proforma Net Written Premium

Personal
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Selected Statistics - Automobile
Selected Statistics - Homeowners and Other

Supplemental Detail
Asset Management
Interest Expense and Other
Consolidated Balance Sheet
Investment Portfolio
Investment Portfolio - Fixed Maturities Data
Net Investment Income
Net Realized and Unrealized Investment Gains (Losses)
Reinsurance Recoverables
Net Reserves for Losses and Loss Adjustment Expense
Asbestos and Environmental Reserves
Capitalization
Statutory to GAAP Shareholders’ Equity Reconciliation
Statement of Cash Flows
Statement of Cash Flows (continued)

Glossary of Financial Measures and Description of Operating Segments

The St. Paul Travelers Companies, Inc.

Financial Highlights

($ in millions, except per share data)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Net income (loss)	$340	$441	$426	$489	$587	$(275)	$340	$1,207	$652
Net income (loss) per share (1):
Basic	$0.78	$1.02	$0.98	$1.13	$1.35	$(0.42)	$0.51	$2.78	$1.10
Diluted	$0.78	$1.01	$0.98	$1.12	$1.34	$(0.42)	$0.50	$2.76	$1.09

Operating income (loss)	$339	$431	$442	$463	$614	$(310)	$372	$1,212	$676
Operating income (loss) per share (1):
Basic	$0.78	$0.99	$1.02	$1.07	$1.41	$(0.47)	$0.56	$2.79	$1.14
Diluted	$0.78	$0.99	$1.01	$1.06	$1.41	$(0.47)	$0.54	$2.78	$1.13

Return on equity	13.1%	16.1%	15.0%	16.7%	19.0%	(5.4)%	6.7%	14.8%	4.9%
Operating return on equity	14.2%	17.4%	17.3%	17.4%	21.9%	(6.3)%	7.5%	16.3%	5.3%

Total assets, at period end	$65,384	$66,031	$63,535	$64,872	$65,070	$106,608	$109,683	$63,535	$109,683
Total equity, at period end	$10,561	$11,316	$11,472	$11,987	$12,674	$19,930	$20,889	$11,472	$20,889

Book value per share, at period end (1)	$24.22	$25.93	$26.35	$27.51	$28.98	$29.52	$30.91	$26.35	$30.91
Adjusted book value per share, at period end	$22.23	$23.11	$23.91	$25.07	$26.18	$29.30	$29.63	$23.91	$29.63

Weighted average number of common shares outstanding (basic) (1)	434.5	434.4	434.3	433.8	434.6	664.8	665.9	434.4	588.7
Weighted average number of common shares outstanding and common stock equivalents (diluted) (1)	436.7	436.7	436.7	436.2	437.2	664.8	691.2	436.7	607.0
Common shares outstanding at period end (1)	436.1	436.4	435.4	435.8	437.3	668.5	669.2	435.4	669.2

Common stock dividends declared	$60.5	$60.4	$80.5	$80.4	$80.6	$146.9	$147.1	$201.4	$374.6

(1)   The number of shares and per share amounts for all periods presented have been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004. Upon consummation of the merger on April 1, 2004, Travelers class A and class B common stock was converted to St. Paul Travelers common stock and the Travelers treasury stock was cancelled.

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Reconciliation to Net Income and Earnings Per Share

($ in millions, except earnings per share)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Net income (loss)
Operating income (loss)	$339	$431	$442	$463	$614	$(310)	$372	$1,212	$676
Net realized investment gains (losses)	1	10	(16)	26	(27)	35	(32)	(5)	(24)
Net income (loss)	$340	$441	$426	$489	$587	$(275)	$340	$1,207	$652

Basic earnings per share (1)
Operating income (loss)	$0.78	$0.99	$1.02	$1.07	$1.41	$(0.47)	$0.56	$2.79	$1.14
Net realized investment gains (losses)	—	0.03	(0.04)	0.06	(0.06)	0.05	(0.05)	(0.01)	(0.04)
Net income (loss)	$0.78	$1.02	$0.98	$1.13	$1.35	$(0.42)	$0.51	$2.78	$1.10

Diluted earnings per share (1)
Operating income (loss)	$0.78	$0.99	$1.01	$1.06	$1.41	$(0.47)	$0.54	$2.78	$1.13
Net realized investment gains (losses)	—	0.02	(0.03)	0.06	(0.07)	0.05	(0.04)	(0.02)	(0.04)
Net income (loss)	$0.78	$1.01	$0.98	$1.12	$1.34	$(0.42)	$0.50	$2.76	$1.09

(1)   All periods have been restated to reflect the impact of the exchange of Travelers common stock for St. Paul common stock.

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Statement of Income - Consolidated

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Revenues
Premiums	$2,979	$3,100	$3,149	$3,317	$3,339	$5,154	$5,269	$9,228	$13,762
Net investment income (1)	456	456	458	499	619	642	667	1,370	1,928
Fee income	136	134	134	156	172	171	186	404	529
Asset management	—	—	—	—	—	121	132	—	253
Net realized investment gains (losses)	7	16	(23)	39	(42)	55	(49)	—	(36)
Other revenues	25	43	28	31	39	38	56	96	133
Total revenues	3,603	3,749	3,746	4,042	4,127	6,181	6,261	11,098	16,569

Claims and expenses
Claims and claim adjustment expenses	2,288	2,211	2,237	2,383	2,281	4,869	4,086	6,736	11,236
Amortization of deferred acquisition costs	462	484	512	525	526	805	820	1,458	2,151
General and administrative expenses	394	413	398	437	467	926	861	1,205	2,254
Interest expense	52	40	38	36	36	66	69	130	171
Total claims and expenses	3,196	3,148	3,185	3,381	3,310	6,666	5,836	9,529	15,812

Income (loss) before income taxes and minority interest	407	601	561	661	817	(485)	425	1,569	757
Income taxes	90	155	132	161	227	(217)	72	377	82
Minority interest, net of tax	(23)	5	3	11	3	7	13	(15)	23
Net income (loss)	$340	$441	$426	$489	$587	$(275)	$340	1,207	$652

Other statistics:
Effective tax rate on net investment income	24.6%	24.3%	24.2%	24.1%	26.6%	23.7%	23.0%	24.3%	24.4%
Net investment income (after-tax)	$344	$345	$347	$379	$454	$490	$514	$1,036	$1,458

Catastrophe losses, net of reinsurance:
Pre-tax	$67	$111	$128	$47	$20	$24	$612	$306	$656
After-tax	44	72	83	31	13	16	402	199	431

(1)   Includes $127 million of pre-tax net investment income in 1Q 2004 resulting from the the impact of an initial public offering of a private equity investment. Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Underwriting gain (loss)	$(12)	$89	$105	$98	$160	$(789)	$(155)	$182	$(784)
Net investment income	344	345	347	379	454	490	514	1,036	1,458
Asset management	—	—	—	—	—	34	37	—	71
Other, including interest expense (1)	7	(3)	(10)	(14)	—	(45)	(24)	(6)	(69)
Operating Income	339	431	442	463	614	(310)	372	1,212	676
Net realized investment gains (losses)	1	10	(16)	26	(27)	35	(32)	(5)	(24)
Net income (loss)	$340	$441	$426	$489	$587	$(275)	$340	$1,207	$652

GAAP Combined Ratio (2), (3)
Loss and loss adjustment expense ratio	74.7%	69.5%	69.1%	69.9%	65.8%	93.1%	75.8%	71.0%	79.9%
Underwriting expense ratio	25.2%	25.3%	25.6%	25.6%	26.1%	29.6%	28.0%	25.4%	28.1%
Combined ratio	99.9%	94.8%	94.7%	95.5%	91.9%	122.7%	103.8%	96.4%	108.0%

Impact of catastrophes on combined ratio	2.3%	3.6%	4.1%	1.4%	0.6%	0.5%	11.6%	3.3%	4.8%
Impact of prior year reserve development on combined ratio	5.5%	0.5%	-0.4%	9.4%	1.3%	27.1%	1.6%	1.8%	11.1%

(1)   Includes minority interests and, effective 2Q 2004, Nuveen Investments minority interest

(2)   Before policyholder dividends

(3)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Billing and policy fees	$22	$22	$22	$22	$23	$26	$26	$66	$75
Fee income:
Loss and loss adjustment expenses	$59	$47	$56	$68	$76	$82	$87	$162	$245
Other underwriting expenses	77	87	78	88	96	89	99	242	284
Total fee income	$136	$134	$134	$156	$172	$171	$186	$404	$529

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Operating Income - Consolidated

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Revenues
Premiums	$2,979	$3,100	$3,149	$3,317	$3,339	$5,154	$5,269	$9,228	$13,762
Net investment income	456	456	458	499	619	642	667	1,370	1,928
Fee income	136	134	134	156	172	171	186	404	529
Asset management	—	—	—	—	—	121	132	—	253
Other revenues	25	43	28	31	39	38	56	96	133
Total revenues	3,596	3,733	3,769	4,003	4,169	6,126	6,310	11,098	16,605

Claims and expenses
Claims and claim adjustment expenses	2,288	2,211	2,237	2,383	2,281	4,869	4,086	6,736	11,236
Amortization of deferred acquisition costs	462	484	512	525	526	805	820	1,458	2,151
General and administrative expenses	394	413	398	437	467	926	861	1,205	2,254
Interest expense	52	40	38	36	36	66	69	130	171
Total claims and expenses	3,196	3,148	3,185	3,381	3,310	6,666	5,836	9,529	15,812

Operating income (loss) before income taxes and minority interest	400	585	584	622	859	(540)	474	1,569	793
Income taxes	86	149	139	148	242	(237)	89	374	94
Minority interest, net of tax	(25)	5	3	11	3	7	13	(17)	23
Operating income (loss)	$339	$431	$442	$463	$614	$(310)	$372	$1,212	$676

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Property and Casualty Operations

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Statutory underwriting
Net written premiums	$3,167	$3,269	$3,376	$3,389	$3,471	$5,261	$5,050	$9,812	$13,782

Net earned premiums	$2,979	$3,100	$3,149	$3,317	$3,339	$5,161	$5,269	$9,228	$13,769
Losses and loss adjustment expenses	2,234	2,163	2,189	2,329	2,209	4,818	4,040	6,586	11,067
Underwriting expenses	772	827	863	870	903	1,603	1,420	2,462	3,926
Statutory underwriting gain (loss)	(27)	110	97	118	227	(1,260)	(191)	180	(1,224)
Policyholder dividends	4	8	4	(3)	6	(10)	7	16	3
Statutory underwriting gain (loss) after policyholder dividends	$(31)	$102	$93	$121	$221	$(1,250)	$(198)	$164	$(1,227)

Other statutory statistics
Reserves for losses and loss adjustment expenses	$23,479	$23,422	$23,727	$24,029	$24,284	$40,008	$41,090	$23,727	$41,090
Increase (decrease) in reserves (1)	$199	$(57)	$305	$302	$255	$15,724	$1,082	$446	$17,061
Statutory surplus	$7,841	$8,122	$8,197	$8,444	$8,788	$13,955	$14,379	$8,197	$14,379
Net written premiums/surplus (2)	1.58:1	1.55:1	1.57:1	1.56:1	1.54:1	1.51:1	1.43:1	1.57:1	1.43:1

(1)   Includes the accounting acquisition of St. Paul reserves as of April 1, 2004, totaling $13,713.

(2)   Quarters through 1Q 2004 based on 12 month rolling net written premiums. 2Q 2004 based on annualized current quarter net written premium. 3Q 2004 based on annualized 2Q 2004 and 3Q 2004 net written premium.

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Written and Earned Premiums - Property and Casualty Operations

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Written premiums
Direct	$3,633	$3,672	$3,881	$3,791	$3,923	$5,905	$5,850	$11,186	$15,678
Assumed	109	114	135	140	109	293	248	358	650
Ceded	(575)	(517)	(640)	(542)	(561)	(937)	(1,048)	(1,732)	(2,546)
Net	$3,167	$3,269	$3,376	$3,389	$3,471	$5,261	$5,050	$9,812	$13,782

Earned premiums
Direct	$3,403	$3,540	$3,605	$3,776	$3,758	$5,909	$5,971	$10,548	$15,638
Assumed	124	123	116	134	127	337	283	363	747
Ceded	(548)	(563)	(572)	(593)	(546)	(1,092)	(985)	(1,683)	(2,623)
Net	$2,979	$3,100	$3,149	$3,317	$3,339	$5,154	$5,269	$9,228	$13,762

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Operating Income - Commercial

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Revenues
Premiums	$1,567	$1,618	$1,626	$1,741	$1,731	$2,358	$2,315	$4,811	$6,404
Net investment income	318	320	326	360	423	413	417	964	1,253
Fee income	133	127	131	154	168	164	178	391	510
Other revenues	3	17	4	9	14	12	23	24	49
Total revenues	2,021	2,082	2,087	2,264	2,336	2,947	2,933	6,190	8,216

Claims and expenses
Claims and claim adjustment expenses	1,342	1,198	1,171	1,459	1,198	1,661	1,876	3,711	4,735
Amortization of deferred acquisition costs	229	237	250	255	254	350	350	716	954
General and administrative expenses	232	254	237	263	287	436	399	723	1,122
Interest expense	1	1	1	1	1	1	1	3	3
Total claims and expenses	1,804	1,690	1,659	1,978	1,740	2,448	2,626	5,153	6,814

Operating income before federal income taxes and minority interest	217	392	428	286	596	499	307	1,037	1,402
Income taxes	35	93	97	43	163	134	42	225	339
Minority interest, net of tax	(25)	5	3	11	3	1	5	(17)	9
Operating income	$207	$294	$328	$232	$430	$364	$260	$829	$1,054

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Commercial

($ in millions, net of tax)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Underwriting gain (loss)	$(64)	$42	$78	$(39)	$109	$37	$(74)	$56	$72
Net investment income	243	245	249	277	314	320	323	737	957
Other, including minority interest	28	7	1	(6)	7	7	11	36	25
Operating Income (loss)	$207	$294	$328	$232	$430	$364	$260	$829	$1,054

GAAP Combined ratio (1), (2)
Loss and loss adjustment expense ratio	81.7%	71.1%	68.4%	80.1%	64.5%	67.8%	77.3%	73.6%	70.4%
Underwriting expense ratio	24.5%	25.3%	25.2%	24.7%	25.9%	29.5%	28.1%	25.0%	28.0%
Combined ratio	106.2%	96.4%	93.6%	104.8%	90.4%	97.3%	105.4%	98.6%	98.4%

Impact of catastrophes on combined ratio	1.9%	2.6%	2.2%	-0.2%	0.0%	0.0%	12.2%	2.2%	4.4%
Impact of prior year reserve development on combined ratio	12.6%	3.2%	1.5%	23.1%	-0.3%	5.6%	2.1%	5.7%	2.7%

(1)          Before policyholder dividends

(2)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Billing and policy fees	$2	$2	$2	$2	$2	$4	$3	$6	$9
Fee income:
Loss and loss adjustment expenses	$59	$45	$56	$69	$77	$78	$83	$160	$238
Other underwriting expenses	74	82	75	85	91	86	95	231	272
Total fee income	$133	$127	$131	$154	$168	$164	$178	$391	$510

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Commercial

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Statutory underwriting
Net written premiums	$1,702	$1,626	$1,708	$1,826	$1,765	$2,230	$2,070	$5,036	$6,065

Net earned premiums	$1,567	$1,618	$1,626	$1,741	$1,731	$2,358	$2,315	$4,811	$6,404
Losses and loss adjustment expenses	1,289	1,152	1,124	1,402	1,126	1,607	1,812	3,565	4,545
Underwriting expenses	386	408	421	430	443	693	593	1,215	1,729
Statutory underwriting gain (loss)	(108)	58	81	(91)	162	58	(90)	31	130
Policyholder dividends	2	2	3	(5)	5	(14)	2	7	(7)
Statutory underwriting gain (loss) after policyholder dividends	$(110)	$56	$78	$(86)	$157	$72	$(92)	$24	$137

Other statistics
Effective tax rate on net investment income	23.5%	23.2%	23.4%	23.3%	25.7%	22.5%	22.4%	23.4%	23.8%
Net Investment Income (after-tax)	$243	$245	$249	$277	$314	$320	$323	$737	$957

Catastrophe losses, net of reinsurance:
Pre-tax	$30	$42	$35	$(4)	$—	$—	$284	$107	$284
After-tax	20	27	23	(3)	—	—	184	70	184

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Commercial

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Net written premiums by market

Commercial accounts	$798	$751	$796	$906	$848	$1,116	$1,075	$2,345	$3,039
Select accounts	509	517	506	515	531	709	653	1,532	1,893
National accounts	206	169	232	224	240	237	229	607	706
Total core	1,513	1,437	1,534	1,645	1,619	2,062	1,957	4,484	5,638
Commercial other	189	189	174	181	146	168	113	552	427
Total	$1,702	$1,626	$1,708	$1,826	$1,765	$2,230	$2,070	$5,036	$6,065

Net written premiums by product line
Commercial multi-peril	$572	$533	$539	$602	$606	$610	$618	$1,644	$1,834
Workers’ compensation	319	266	329	320	350	361	391	914	1,102
Commercial automobile	320	333	333	327	326	432	405	986	1,163
Property	278	271	286	331	298	451	352	835	1,101
General liability	193	199	210	231	182	353	295	602	830
Other	20	24	11	15	3	23	9	55	35
Total	$1,702	$1,626	$1,708	$1,826	$1,765	$2,230	$2,070	$5,036	$6,065

National Accounts
Additions to claim volume under administration (1)	$1,097	$702	$682	$809	$1,309	$707	$644	$2,481	$2,660
Written fees	$182	$145	$141	$162	$214	$159	$142	$468	$515

(1)   Includes new and renewal business.

The St. Paul Travelers Companies, Inc.

Proforma Net Written Premiums - Commercial

($ in millions)

This page displays proforma combined net written premiums of Travelers and St. Paul, prior to the merger, and reported net written premiums for St. Paul Travelers for second quarter 2004 and beyond.Year to date 2004 reflects the sum of proforma and reported net written premiums.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Net written premiums by market

Commercial accounts	$1,192	$1,092	$1,227	$1,313	$1,262	$1,116	$1,075	$3,511	$3,453
Select accounts	670	691	730	698	706	709	653	2,091	2,068
National accounts	238	211	267	261	282	237	229	716	748
Total core	2,100	1,994	2,224	2,272	2,250	2,062	1,957	6,318	6,269
Commercial other	305	271	233	141	166	168	113	809	447
Total	2,405	2,265	2,457	2,413	2,416	$2,230	$2,070	$7,127	$6,716
Less: Pre-Merger St. Paul	703	639	749	587	651
Total Commercial excluding Pre-Merger St. Paul	$1,702	$1,626	$1,708	$1,826	$1,765

Net written premiums by product line
Commercial multi-peril	$620	$587	$607	$662	$660	$610	$618	$1,814	$1,888
Workers’ compensation	399	355	451	428	460	361	391	1,205	1,212
Commercial automobile	435	427	465	446	440	432	405	1,327	1,277
Property	468	441	495	520	494	451	352	1,404	1,297
General liability	373	352	370	379	339	353	295	1,095	987
Other	110	103	69	(22)	23	23	9	282	55
Total	$2,405	$2,265	$2,457	$2,413	$2,416	$2,230	$2,070	$7,127	$6,716

National Accounts
Additions to claim volume under administration (1)	$1,097	$702	$682	$809	$1,309	$707	$644	$2,481	$2,660
Written fees	$186	$147	$143	$166	$218	$159	$142	$476	$519
Less: Pre-Merger St. Paul	4	2	2	4	4
Total written fees excluding Pre-Merger St. Paul	$182	$145	$141	$162	$214

(1) Includes new and renewal business.

The St. Paul Travelers Companies, Inc.

Operating Income - Specialty

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Revenues
Premiums	$274	$289	$291	$317	$311	$1,428	$1,515	$854	$3,254
Net investment income	48	45	42	48	51	135	156	135	342
Fee income	3	7	3	2	4	7	8	13	19
Other revenues	—	3	3	2	2	3	7	6	12
Total revenues	325	344	339	369	368	1,573	1,686	1,008	3,627

Claims and expenses
Claims and claim adjustment expenses	145	155	158	156	304	2,375	1,210	458	3,889
Amortization of deferred acquisition costs	49	52	54	57	56	227	225	155	508
General and administrative expenses	55	55	56	56	58	268	253	166	579
Total claims and expenses	249	262	268	269	418	2,870	1,688	779	4,976

Operating income before federal income taxes	76	82	71	100	(50)	(1,297)	(2)	229	(1,349)
Income taxes	21	24	20	30	(22)	(459)	(4)	65	(485)
Operating income (loss)	$55	$58	$51	$70	$(28)	$(838)	$2	$164	$(864)

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Specialty

($ in millions, net of tax)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Underwriting gain (loss)	$18	$21	$17	$32	$(68)	$(939)	$(122)	$56	$(1,129)
Net investment income	37	34	33	36	38	99	117	104	254
Other	—	3	1	2	2	2	7	4	11
Operating Income (loss)	$55	$58	$51	$70	$(28)	$(838)	$2	$164	$(864)

GAAP Combined ratio (1), (2)
Loss and loss adjustment expense ratio	52.6%	51.0%	53.9%	48.2%	97.7%	165.7%	79.3%	52.5%	119.0%
Underwriting expense ratio	37.2%	35.2%	36.5%	35.2%	35.2%	34.5%	31.2%	36.3%	33.0%
Combined ratio	89.8%	86.2%	90.4%	83.4%	132.9%	200.2%	110.5%	88.8%	152.0%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	12.3%	0.0%	5.7%
Impact of prior year reserve development on combined ratio	0.0%	0.0%	0.0%	3.8%	48.2%	95.5%	4.8%	0.0%	48.7%

(1)          Before policyholder dividends

(2)          Fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Fee income:
Loss and loss adjustment expenses	$—	$2	$—	$—	$(1)	$5	$4	$2	$8
Other underwriting expenses	3	5	3	2	5	2	4	11	11
Total fee income	$3	$7	$3	$2	$4	$7	$8	$13	$19

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Specialty

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Statutory underwriting
Net written premiums	$315	$332	$312	$299	$340	$1,473	$1,408	$959	$3,221

Net earned premiums	$274	$289	$291	$317	$311	$1,435	$1,515	$854	$3,261
Losses and loss adjustment expenses	144	153	157	159	304	2,382	1,225	454	3,911
Underwriting expenses	106	107	109	109	114	513	422	322	1,049
Statutory underwriting gain (loss)	24	29	25	49	(107)	(1,460)	(132)	78	(1,699)
Policyholder dividends	2	6	1	2	1	4	5	9	10
Statutory underwriting gain (loss) after policyholder dividends	$22	$23	$24	$47	$(108)	$(1,464)	$(137)	$69	$(1,709)

Other statistics
Effective tax rate on net investment income	25.8%	24.9%	23.8%	24.0%	25.2%	26.0%	24.8%	24.9%	25.4%
Net Investment Income (after-tax)	$37	$34	$33	$36	$38	$99	$117	$104	$254

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$—	$—	$—	$—	$—	$186	$—	$186
After-tax	—	—	—	—	—	—	126	—	126

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Specialty

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Net written premiums by market
Domestic Specialty	315	332	312	299	340	1,132	1,176	959	2,648
International Specialty	—	—	—	—	—	341	232	—	573
Total	$315	$332	$312	$299	$340	$1,473	$1,408	$959	$3,221

Net written premiums by product line
Workers’ compensation	$39	$35	$20	$22	$28	$131	$113	$94	$272
Commercial automobile	33	27	22	23	31	107	113	82	251
Property	4	4	5	5	4	96	119	13	219
General liability	—	—	—	—	—	197	125	—	322
International	—	—	—	—	—	341	232	—	573
Other	239	266	265	249	277	601	706	770	1,584
Total	$315	$332	$312	$299	$340	$1,473	$1,408	$959	$3,221

The St. Paul Travelers Companies, Inc.

Proforma Net Written Premiums - Specialty

($ in millions)

This page displays proforma combined net written premiums of Travelers and St. Paul, prior to the merger, and reported net written premiums for St. Paul Travelers for second quarter 2004 and beyond. Year to date 2004 reflects the sum of proforma and reported net written premiums.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Net written premiums by market
Domestic Specialty	1,119	1,247	1,222	1,199	1,187	1,132	1,176	3,588	3,495
International Specialty	468	240	289	333	310	341	232	997	883
Total	1,587	1,487	1,511	1,532	1,497	$1,473	$1,408	$4,585	$4,378
Less: Pre-Merger St. Paul	1,272	1,155	1,199	1,233	1,157
Total Specialty excluding Pre-Merger St. Paul	$315	$332	$312	$299	$340

Net written premiums by product line (1)
Workers’ compensation	$178	$158	$124	$146	$165	$131	$113	$460	$409
Commercial automobile	137	141	115	125	125	107	113	393	345
Property	78	120	134	111	97	96	119	332	312
General liability	152	147	137	139	147	197	125	436	469
International	468	240	289	334	310	341	232	997	883
Other	574	681	712	677	653	601	706	1,967	1,960
Total	$1,587	$1,487	$1,511	$1,532	$1,497	$1,473	$1,408	$4,585	$4,378

(1)   Prior periods have been restated to conform to current product line definitions for the Specialty segment.

The St. Paul Travelers Companies, Inc.

Operating Income - Personal

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Revenues
Premiums	$1,138	$1,193	$1,232	$1,259	$1,297	$1,368	$1,439	$3,563	$4,104
Net investment income	89	91	90	91	145	93	92	270	330
Other revenues	22	23	20	20	23	21	22	65	66
Total revenues	1,249	1,307	1,342	1,370	1,465	1,482	1,553	3,898	4,500

Claims and expenses
Claims and claim adjustment expenses	801	858	908	768	779	833	1,000	2,567	2,612
Amortization of deferred acquisition costs	184	195	208	213	216	228	245	587	689
General and administrative expenses	102	100	102	116	119	132	129	304	380
Total claims and expenses	1,087	1,153	1,218	1,097	1,114	1,193	1,374	3,458	3,681

Operating income before federal income taxes	162	154	124	273	351	289	179	440	819
Income taxes	50	47	36	88	114	92	52	133	258
Operating income	$112	$107	$88	$185	$237	$197	$127	$307	$561

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Personal

($ in millions, net of tax)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Underwriting gain	$34	$26	$10	$105	$119	$113	$41	$70	$273
Net investment income	64	66	65	66	102	70	72	195	244
Other	14	15	13	14	16	14	14	42	44
Operating Income	$112	$107	$88	$185	$237	$197	$127	$307	$561

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	70.4%	71.9%	73.7%	61.0%	60.1%	60.9%	69.5%	72.1%	63.6%
Underwriting expense ratio	23.3%	23.1%	23.6%	24.6%	24.2%	24.7%	24.5%	23.3%	24.5%
Combined ratio	93.7%	95.0%	97.3%	85.6%	84.3%	85.6%	94.0%	95.4%	88.1%

Impact of catastrophes on combined ratio	3.3%	5.8%	7.5%	4.0%	1.5%	1.8%	9.9%	5.6%	4.5%
Impact of prior year reserve development on combined ratio	-3.1%	-3.1%	-3.1%	-8.1%	-7.8%	-7.3%	-2.6%	-3.1%	-5.8%

(1)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Billing and policy fees	$20	$20	$20	$20	$21	$22	$23	$60	$66

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004

Statutory underwriting

Net written premiums by product line
Automobile	$737	$778	$796	$743	$847	$892	$884	$2,311	$2,623
Homeowners and other	413	533	560	521	519	666	688	1,506	1,873
Total	$1,150	$1,311	$1,356	$1,264	$1,366	$1,558	$1,572	$3,817	$4,496

Net earned premiums	$1,138	$1,193	$1,232	$1,259	$1,297	$1,368	$1,439	$3,563	$4,104
Losses and loss adjustment expenses	801	858	908	768	779	829	1,003	2,567	2,611
Underwriting expenses	280	312	333	331	346	397	405	925	1,148
Statutory underwriting gain (loss)	$57	$23	$(9)	$160	$172	$142	$31	$71	$345

Other statistics
Effective tax rate on net investment income	27.5%	27.4%	27.1%	27.0%	29.6%	24.2%	22.6%	27.4%	26.2%
Net investment income (after-tax)	$64	$66	$65	$66	$102	$70	$72	$195	$244

Catastrophe losses, net of reinsurance:
Pre-tax	$37	$69	$92	$50	$20	$24	$142	$198	$186
After-tax	24	45	60	33	13	16	92	129	121

Policies in force (in thousands)
Automobile	1,995	2,016	2,045	2,069	2,157	2,234	2,260	2,045	2,260
Homeowners and other	3,201	3,247	3,319	3,380	3,493	3,650	3,787	3,319	3,787

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Automobile)

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Statutory underwriting

Net written premiums	$737	$778	$796	$743	$847	$892	$884	$2,311	$2,623

Net earned premiums	$706	$737	$753	$759	$782	$825	$851	$2,196	$2,458
Losses and loss adjustment expenses	526	551	569	564	577	596	617	1,646	1,790
Underwriting expenses	169	173	185	179	199	205	207	527	611
Statutory underwriting gain (loss)	$11	$13	$(1)	$16	$6	$24	$27	$23	$57

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	74.4%	74.8%	75.5%	74.3%	73.7%	72.7%	72.1%	74.9%	72.8%
Underwriting expense ratio	22.2%	21.4%	22.3%	22.2%	22.7%	22.4%	22.3%	22.0%	22.4%
Combined ratio	96.6%	96.2%	97.8%	96.5%	96.4%	95.1%	94.4%	96.9%	95.2%

Impact of catastrophes on combined ratio	0.0%	0.9%	0.4%	0.0%	0.0%	0.0%	0.6%	0.5%	0.2%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$7	$3	$—	$—	$—	$5	$10	$5
After-tax	—	5	2	—	—	—	3	7	3

Policies in force (in thousands)	1,995	2,016	2,045	2,069	2,157	2,234	2,260
Change from prior year quarter	1.8%	2.0%	3.0%	4.1%	8.1%	10.8%	10.5%
Change from prior quarter	0.4%	1.1%	1.4%	1.2%	4.3%	3.6%	1.2%

(1)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Billing and policy fees	$13	$13	$13	$13	$14	$14	$15	$39	$43

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Homeowners and Other)

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Statutory underwriting

Net written premiums	$413	$533	$560	$521	$519	$666	$688	$1,506	$1,873

Net earned premiums	$432	$456	$479	$500	$515	$543	$588	$1,367	$1,646
Losses and loss adjustment expenses	275	307	339	204	202	233	386	921	821
Underwriting expenses	111	139	148	152	147	192	198	398	537
Statutory underwriting gain (loss)	$46	$10	$(8)	$144	$166	$118	$4	$48	$288

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	63.8%	67.2%	70.7%	40.8%	39.2%	42.9%	65.7%	67.4%	49.9%
Underwriting expense ratio	25.3%	25.8%	25.6%	28.3%	26.6%	28.2%	27.7%	25.6%	27.6%
Combined ratio	89.1%	93.0%	96.3%	69.1%	65.8%	71.1%	93.4%	93.0%	77.5%

Impact of catastrophes on combined ratio	8.6%	13.6%	18.6%	10.0%	3.9%	4.4%	23.3%	13.8%	11.0%

Catastrophe losses, net of reinsurance:
Pre-tax	$37	$62	$89	$50	$20	$24	$137	$188	$181
After-tax	24	40	58	33	13	16	89	122	118

Policies in force (in thousands)	3,201	3,247	3,319	3,380	3,493	3,650	3,787
Change from prior year quarter	1.1%	2.6%	4.7%	6.3%	9.1%	12.4%	14.1%
Change from prior quarter	0.6%	1.4%	2.2%	1.8%	3.3%	4.5%	3.8%

(1)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Billing and policy fees	$7	$7	$7	$7	$7	$8	$8	$21	$23

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Asset Management

($ in millions)

	2Q 2004	3Q 2004	YTD 3Q 2004
Revenues
Investment advisory fees from assets under management	$115	$121	$236
Underwriting and distribution of investment products	2	2	4
Other	4	9	13
Total revenues	121	132	253

Expenses
Employee compensation and benefits	39	45	84
Other	26	26	52
Total expenses	65	71	136

Income before minority interest and income taxes	56	61	117
Income taxes	22	24	46

Income before minority interest	34	37	71
Minority interest, net of tax	7	8	15
Net income	$27	$29	$56

Other Information
Assets under management	$101,857	$106,891	$106,891
Net investment flows	$3,108	$2,891	$5,999

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Interest Expense and Other

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Revenues
Net investment income	$1	$—	$—	$—	$—	$1	$2	$1	$3
Other revenues	—	—	1	—	—	2	4	1	6
Total revenues	1	—	1	—	—	3	6	2	9

Claims and expenses
Interest expense	51	39	37	35	35	62	66	127	163
General and administrative expenses	5	4	3	2	3	28	11	12	42
Total claims and expenses	56	43	40	37	38	90	77	139	205

Operating loss before federal income tax benefit	(55)	(43)	(39)	(37)	(38)	(87)	(71)	(137)	(196)
Income taxes	(20)	(15)	(14)	(13)	(13)	(26)	(25)	(49)	(64)
Minority Interest, net of tax	—	—	—	—	—	(1)	—	—	(1)
Operating loss	$(35)	$(28)	$(25)	$(24)	$(25)	$(60)	$(46)	$(88)	$(131)

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Consolidated Balance Sheet

($ in millions, except shares and per share data)

	September 30, 2004 (1)	December 31, 2003
Assets
Fixed maturities, available for sale at fair value (including $1,993 and $696 subject to securities lending and repurchase agreements) (amortized cost $52,374 and $31,478)	$53,642	$33,046
Equity securities, at fair value (cost $785 and $672)	852	733
Real estate	1,091	2
Mortgage loans	200	211
Short-term securities	4,587	2,138
Other investments	3,357	2,523
Total investments	63,729	38,653

Cash	271	352
Investment income accrued	674	362
Premiums receivable	6,276	4,090
Reinsurance recoverables	18,151	11,174
Ceded unearned premiums	1,485	939
Deferred acquisition costs	1,605	965
Deferred tax asset	1,931	678
Contractholder receivables	5,071	3,121
Goodwill	5,301	2,412
Intangible assets	1,722	422
Other assets	3,467	1,704
Total assets	$109,683	$64,872

	September 30, 2004 (1)	December 31, 2003
Liabilities
Claims and claim adjustment expenses/-reserves	$57,380	$34,573
Unearned premiums/-reserves	11,341	7,111
Contractholder payables	5,071	3,121
Payables for reinsurance premiums	989	403
Debt	6,467	2,675
Payables for securities lending and repurchase agreements	—	711
Other liabilities	7,546	4,291
Total liabilities	88,794	52,885

Shareholders’ equity
Preferred stock:
Stock Ownership Plan - convertible preferred stock (shares issued and outstanding 0.6)	209	—
Guaranteed obligation - Stock Ownership Plan	(5)	—
Common stock (shares authorized 1,750.0, shares issued 437.8; shares outstanding 669.2 and 435.8) (2)	17,356	10
Additional paid-in capital	—	8,705
Retained earnings	2,595	2,290
Accumulated other changes in equity from nonowner sources	846	1,086
Treasury stock, at cost (shares 0.3 and 2.0)	(12)	(74)
Unearned compensation	(100)	(30)
Total shareholders’ equity	20,889	11,987
Total liabilities and shareholders’ equity	$109,683	$64,872

(1)               Preliminary.

(2)               The number of shares for all periods presented has been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.  In addition, common stock and additional paid-in capital have been restated to give effect to the difference in par value of the exchanged shares.  Upon consummation of the merger on April 1, 2004, Travelers class A and class B common stock was converted to St. Paul Travelers common stock and the Travelers treasury stock was cancelled.

The St. Paul Travelers Companies, Inc.

Investment Portfolio

(at carrying value, $ in millions)

	September 30, 2004	Pre-tax Book Yield (1)	December 31, 2003	Pre-tax Book Yield
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$28,666	4.76%	$17,655	5.54%
Tax-exempt fixed maturities	24,976	4.15%	15,391	4.47%
Total fixed maturities	53,642	4.48%	33,046	5.04%

Non-redeemable preferred stocks	660	6.67%	644	6.89%
Common stocks	192	N/A	89	N/A
Total equity securities	852	N/A	733	N/A

Mortgage loans	200	6.83%	211	7.38%

Real estate	1,091	N/A	2	N/A

Short-term securities	4,587	1.65%	2,138	1.08%

Private equities	1,749	N/A	1,226	N/A
Arbitrage funds	886	N/A	983	N/A
Real estate joint ventures & other	684	N/A	257	N/A
Trading securities	38	N/A	57	N/A
Total other investments	3,357	N/A	2,523	N/A

Total investments	$63,729	4.31%	$38,653	4.84%

Net unrealized gain on investment securities, net of tax and minority interest, included in shareholders’ equity	$859		$1,060

(1)               The reduction in pre-tax book yield reflects the purchase accounting adjustment on the St Paul investment portfolio.

The St. Paul Travelers Companies, Inc.

Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)

	September 30, 2004	December 31, 2003
Fixed maturities
Mortgage-backed securities - principally obligations of U.S. Government agencies	$9,301	$7,738
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	2,999	1,384
Corporates (including redeemable preferreds)	14,250	8,241
Obligations of states and political subdivisions	25,253	15,427
Debt securities issued by foreign governments	1,839	256
Subtotal - Available-for-sale securities	53,642	33,046
Trading securities	17	33
Total fixed maturities	$53,659	$33,079

Fixed Maturities Quality Characteristics (1)
	September 30, 2004
	Amount	% of Total
Quality Ratings
Aaa	$31,982	59.6%
Aa	10,767	20.1
A	5,101	9.5
Baa	4,017	7.5
Total investment grade	51,867	96.7
Ba	861	1.6
B	672	1.3
Caa and lower	242	0.4
Total below investment grade	1,775	3.3
Total fixed maturities, excluding trading securities	$53,642	100.0%
Trading securities	$17
Average weighted quality	AA2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.2

(1)          Rated using external rating agencies, or by St. Paul Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The St. Paul Travelers Companies, Inc.

Net Investment Income

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Gross investment income
Fixed maturities	$391	$371	$372	$393	$412	$555	$583	$1,134	$1,550
Short-term securities	37	38	23	9	9	12	21	98	42
Mortgage loans	6	6	9	5	4	14	4	21	22
Other (1)	35	58	67	103	249	67	69	160	385
	469	473	471	510	674	648	677	1,413	1,999
Investment expenses (1)	13	17	13	11	55	6	10	43	71
Net investment income, pre-tax	456	456	458	499	619	642	667	1,370	1,928
Income taxes	112	111	111	120	165	152	153	334	470
Net investment income, after-tax	$344	$345	$347	$379	$454	$490	$514	$1,036	$1,458

Effective tax rate	24.6%	24.3%	24.2%	24.1%	26.6%	23.7%	23.0%	24.3%	24.4%

Average invested assets (2)	$34,373	$35,182	$35,454	$36,216	$37,097	$59,510	$61,527	$35,003	$52,711

Average yield pre-tax	5.3%	5.2%	5.2%	5.6%	6.7%	4.3%	4.3%	5.2%	4.9%
Average yield after-tax	4.0%	3.9%	3.9%	4.2%	4.9%	3.3%	3.3%	3.9%	3.7%

(1)          Includes $167 million and $39 million of gross investment income and investment expenses, respectively, in 1Q 2004 resulting from the the impact of an initial public offering of a private equity investment. Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

(2)          Reduced by payables for securities lending and repurchase agreements and excludes net unrealized investment gains and losses, receivables for investment sales, and payables on investment purchases.

The St. Paul Travelers Companies, Inc.

Net Realized and Unrealized Investment Gains (Losses)

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Net realized investment gains (losses)
Fixed maturities	$27	$55	$(40)	$27	$12	$38	$11	$42	$61
Equity securities	3	(1)	4	—	1	1	8	6	10
Other	(23)	(38)	13	12	(55)	16	(68)	(48)	(107)
Realized investment gains (losses) before tax and minority interest	7	16	(23)	39	(42)	55	(49)	—	(36)
Related taxes	2	6	(7)	13	(15)	20	(17)	1	(12)
Minority interest, net of tax	4	—	—	—	—	—	—	4	—
Net realized investment gains (losses)	$1	$10	$(16)	$26	$(27)	$35	$(32)	$(5)	$(24)

Gross investment gains (1)	$94	$251	$252	$236	$135	$371	$185	$597	$691
Gross investment losses before impairments (1)	(29)	(216)	(268)	(191)	(166)	(293)	(206)	(513)	(665)
Impairments	(58)	(19)	(7)	(6)	(11)	(23)	(28)	(84)	(62)
Realized investment gains (losses) before tax and minority interest	7	16	(23)	39	(42)	55	(49)	0	(36)
Related taxes	2	6	(7)	13	(15)	20	(17)	1	(12)
Minority interest, net of tax	4	—	—	—	—	—	—	4	—
Net realized investment gains (losses)	$1	$10	$(16)	$26	$(27)	$35	$(32)	(5)	$(24)

	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003	March 31, 2004	June 30, 2004	September 30, 2004
Net unrealized investment gains (losses), by asset type
Fixed maturities	$1,310	$1,819	$1,562	$1,567	$1,805	$154	$1,268
Equity securities & other	13	56	50	60	75	71	57
Unrealized investment gains before tax and minority interest	1,323	1,875	1,612	1,627	1,880	225	1,325
Related taxes	459	653	564	569	658	84	466
Minority interest, net of tax	(5)	(2)	(3)	(2)	(1)	—	—

Balance, end of period	$869	$1,224	$1,051	$1,060	$1,223	$141	$859

(1)           Includes gross investment gains and gross investment losses of $1 million and $7 million, $123 million and $167 million, $207 million and $194 million, $175 million and $164 million, $105 million and $160 million, $161 and $104, and $78 and $124 in 1Q 2003, 2Q 2003, 3Q 2003, 4Q 2003, 1Q 2004, 2Q 2004, and 3Q 2004 respectively, related to U.S. Treasury futures which are settled daily. The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio. In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The St. Paul Travelers Companies, Inc.

Reinsurance Recoverables

($ in millions)

	September 30, 2004	December 31, 2003
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$12,430	$6,946
Allowance for uncollectible reinsurance	(727)	(387)
Net reinsurance recoverables	11,703	6,559
Mandatory pools and associations	2,486	2,204
Structured settlements	3,961	2,411
Total reinsurance recoverables	$18,151	$11,174

The gross reinsurance recoverable on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The allowance for uncollectible reinsurance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, and other relevant factors.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

During the first quarter of 2004, the Company entered into an agreement to settle all current and future reinsurance claims against certain underwriters at Lloyds of London reinsured by Equitas.Under terms of this settlement, the Company received $245 million, resolving approximately $255 million of Travelers’ net claim balances from Equitas.If federal asbestos reform legislation is enacted by the 108th U.S. Congress, Equitas may elect to recoup $150 million from Travelers and, if Equitas makes that election, the reinsurance agreements for asbestos coverage will be reinstated.As a result, these funds are being held in trust, and the related reinsurance recoverables and reserves will remain on the balance sheet until the contingency is resolved.There are no contingencies related to the remaining $95 million, which has been reflected as a reduction to the reinsurance recoverable.

During the second quarter of 2004, the Company entered into an agreement with a reinsurer to settle all current and future reinsurance claims related to various treaty reinsurance programs.This commutation agreement resolves $1.069 billion in net claim balances from this reinsurer and has been reflected as a reduction in the reinsurance recoverable.In addition to the commutation, the Company entered into a new reinsurance agreement covering the 2000 accident year for the former St. Paul companies on an aggregate basis.

The St. Paul Travelers Companies, Inc.

Net Reserves for Losses and Loss Adjustment Expense

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Commercial
Beginning of period	$18,359	$18,535	$18,376	$18,497	$18,791	$18,847	$27,442	$18,359	$18,791
Incurred (1)	1,289	1,152	1,124	1,402	1,126	1,607	1,812	3,565	4,545
Paid	(1,113)	(1,311)	(1,003)	(1,108)	(1,070)	(1,448)	(1,460)	(3,427)	(3,978)
Acquired reserves, foreign exchange and other (2)	—	—	—	—	—	8,436	1	—	8,437
End of period	$18,535	$18,376	$18,497	$18,791	$18,847	$27,442	$27,795	$18,497	$27,795

Specialty
Beginning of period	$1,963	$1,916	$1,940	$1,971	$2,020	$2,204	$9,231	$1,963	$2,020
Incurred (1)	144	153	157	159	304	2,382	1,225	454	3,911
Paid	(191)	(129)	(126)	(110)	(120)	(607)	(682)	(446)	(1,409)
Acquired reserves, foreign exchange and other (2)	—	—	—	—	—	5,252	(32)	—	5,220
End of period	$1,916	$1,940	$1,971	$2,020	$2,204	$9,231	$9,742	$1,971	$9,742

Personal
Beginning of period	$2,959	$3,028	$3,106	$3,259	$3,218	$3,233	$3,335	$2,959	$3,218
Incurred (1)	801	858	908	768	779	829	1,003	2,567	2,611
Paid	(732)	(780)	(755)	(809)	(764)	(752)	(785)	(2,267)	(2,301)
Acquired reserves, foreign exchange and other (2)	—	—	—	—	—	25	—	—	25
End of period	$3,028	$3,106	$3,259	$3,218	$3,233	$3,335	$3,553	$3,259	$3,553

Total
Beginning of period	$23,281	$23,479	$23,422	$23,727	$24,029	$24,284	$40,008	$23,281	$24,029
Incurred (1)	2,234	2,163	2,189	2,329	2,209	4,818	4,040	6,586	11,067
Paid	(2,036)	(2,220)	(1,884)	(2,027)	(1,954)	(2,807)	(2,927)	(6,140)	(7,688)
Acquired reserves, foreign exchange and other	—	—	—	—	—	13,713	(31)	—	13,682
End of period	$23,479	$23,422	$23,727	$24,029	$24,284	$40,008	$41,090	$23,727	$41,090

(1) Includes prior year reserve development (benefit)/charge and accretion of discount.

(2) All St Paul 1Q 2004 ending reserve balances are shown as acquired reserves during 2Q 2004.

Commercial
Prior year reserve development:
Asbestos	$—	$—	$—	$—	$—	$5	$—	$—	$5
Environmental	—	—	—	60	—	197	5	—	202
All other	198	51	24	343	(6)	(69)	43	273	(32)
Accretion of discount	20	15	17	18	16	17	15	52	48
Total Commercial	218	66	41	421	10	150	63	325	223

Specialty
Prior year reserve development:
Asbestos	—	—	—	—	—	—	1	—	1
Environmental	—	—	—	—	—	7	(3)	—	4
All other	—	—	—	12	150	1,357	74	—	1,581
Accretion of discount	1	—	1	—	—	1	1	2	2
Total Specialty	1	—	1	12	150	1,365	73	2	1,588

Personal	(35)	(37)	(38)	(102)	(101)	(100)	(37)	(110)	(238)
Total (3)	$184	$29	$4	$331	$59	$1,415	$99	$217	$1,573

(3) Prior year reserve development within incurred losses does not include the benefit (detriment) of retroactive reinsurance which totals $(15) million and $5 million for 2Q 2004 and 3Q 2004, respectively.

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Asbestos and Environmental Reserves

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Asbestos reserves
Beginning reserves:
Direct	$4,287	$4,083	$3,958	$3,885	$3,782	$3,688	$4,052	$4,287	$3,782
Ceded	(883)	(861)	(847)	(819)	(805)	(799)	(999)	(883)	(805)
Net	3,404	3,222	3,111	3,066	2,977	2,889	3,053	3,404	2,977
Acquired reserves:
Direct	—	—	—	—	—	502	—	—	502
Ceded	—	—	—	—	—	(191)	—	—	(191)
Incurred losses and loss expenses:
Direct	—	—	—	—	—	7	2	—	9
Ceded	—	—	—	—	—	(2)	(1)	—	(3)
Accretion of discount:
Direct	8	5	6	6	5	5	3	19	13
Ceded	—	—	—	—	—	—	—	—	—
Losses paid:
Direct	212	130	79	109	99	150	81	421	330
Ceded	(22)	(14)	(28)	(14)	(6)	7	(132)	(64)	(131)
Ending reserves:
Direct	4,083	3,958	3,885	3,782	3,688	4,052	3,976	3,885	3,976
Ceded	(861)	(847)	(819)	(805)	(799)	(999)	(868)	(819)	(868)
Net	$3,222	$3,111	$3,066	$2,977	$2,889	$3,053	$3,108	$3,066	$3,108

Environmental reserves
Beginning reserves:
Direct	$448	$438	$338	$299	$331	$287	$764	$448	$331
Ceded	(62)	(54)	(31)	(34)	(41)	(39)	(108)	(62)	(41)
Net	386	384	307	265	290	248	656	386	290
Acquired reserves:
Direct	—	—	—	—	—	271	—	—	271
Ceded	—	—	—	—	—	(58)	—	—	(58)
Incurred losses and loss expenses:
Direct	—	—	—	60	—	242	1	—	243
Ceded	—	—	—	—	—	(38)	1	—	(37)
Losses paid:
Direct	10	100	39	28	44	36	64	149	144
Ceded	(8)	(23)	3	7	(2)	(27)	(9)	(28)	(38)
Ending reserves:
Direct	438	338	299	331	287	764	701	299	701
Ceded	(54)	(31)	(34)	(41)	(39)	(108)	(98)	(34)	(98)
Net	$384	$307	$265	$290	$248	$656	$603	$265	$603

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Capitalization

($ in millions)

	September 30, 2004	December 31, 2003
Debt

Commercial paper	$325	$—

Nuveen investments’ third party debt	305	—

Convertible notes
4.5% Convertible Junior Subordinated Notes due April 15, 2032	893	893
Zero coupon convertible notes	117	—
6.00% Convertible notes payable due December 31, 2032	—	50
	1,010	943
Debt issuance costs	23	24
	987	919

Long-term debt
Medium-term notes with various due dates from 2004 to 2010	397	—
7.875% Notes due April 15, 2005	238	—
7.125% Notes due June 1, 2005	79	—
6.75% Notes due November 15, 2006	150	150
5.75% Notes due March 15, 2007	500	—
5.25% Notes due August 16, 2007	442	—
3.75% Notes due March 15, 2008	400	400
8.125% Notes due April 15, 2010	250	—
7.81% Notes with various due dates from September 16, 2004 - September 16, 2011	20	24
5.00% Notes due March 15, 2013	500	500
7.75% Notes due April 15, 2026	200	200
7.625% Subordinated debentures due December 15, 2027	125	—
8.47% Subordinated debentures due January 10, 2027	81	—
6.375% Notes due March 15, 2033	500	500
8.50% Subordinated debentures due December 15, 2045	56	—
8.312% Subordinated debentures due July 1, 2046	73	—
7.60% Subordinated debentures due October 15, 2050	593	—
Total long-term debt	4,604	1,774
Unamortized fair value premium	263	—
Debt issuance costs	(17)	(18)
	4,850	1,756
Total debt	6,467	2,675

Minority interest	113	105

Preferred equity	204	—

Common equity (excluding SFAS 115)	19,827	10,926

Total capital	$26,611	$13,706

Total debt to capital	24.3%	19.5%

The St. Paul Travelers Companies, Inc.

Statutory to GAAP Shareholders’ Equity Reconciliation

(in millions)

	September 30, 2004	December 31, 2003

Statutory capital and surplus	$14,379	$8,444

GAAP adjustments

Goodwill and intangible assets	4,410	2,607

Investments	2,493	1,645

Noninsurance companies	(2,930)	(2,049)

Deferred acquisition costs	1,603	963

Deferred federal income tax	222	(71)

Reinsurance recoverables	414	152

Furniture, equipment & software	203	147

Employee benefits	126	102

Agents balances	77	28

Asset Management	(156)	—

Other	48	19

Total GAAP adjustments	6,510	3,543

GAAP shareholders’ equity	$20,889	$11,987

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows — Preliminary

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Cash flows from operating activities
Net Income	$340	$441	$426	$489	$587	$(275)	$340	$1,207	$652
Adjustments to reconcile net income to net cash provided by operating activities
Net realized investment (gains) losses	(7)	(16)	23	(39)	42	(55)	49	—	36
Depreciation and amortization	10	9	36	29	25	185	150	55	360
Deferred federal income taxes (benefit)	454	(13)	70	29	(17)	(99)	(62)	511	(178)
Amortization of deferred policy acquisition costs	463	483	512	525	526	805	820	1,458	2,151
Premium balances receivable	(87)	(147)	56	(50)	(12)	(90)	320	(178)	218
Reinsurance recoverables	24	(91)	138	(268)	239	(24)	(126)	71	89
Deferred acquisition costs	(480)	(516)	(547)	(533)	(549)	(819)	(810)	(1,543)	(2,178)
Claim and claim adjustment expense reserves	65	(150)	203	719	96	2,140	1,081	118	3,317
Unearned premium reserves	216	143	231	61	151	(4)	(84)	590	63
Trading account activities	(2)	(1)	(5)	(8)	2	13	4	(8)	19
Recoveries from former affiliate	361	—	—	—	—	—	—	361	—
Other	(464)	796	(89)	(6)	(309)	(314)	226	243	(397)
Net cash provided by operating activities	893	938	1,054	948	781	1,463	1,908	2,885	4,152

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	915	1,139	1,430	977	865	1,822	1,332	3,484	4,019
Mortgage loans	4	10	34	11	4	46	18	48	68
Proceeds from sales of investments
Fixed maturities	2,077	2,054	3,043	1,169	2,158	1,855	950	7,174	4,963
Equity securities	70	79	60	46	68	39	46	209	153
Mortgage loans	—	—	—	—	29	12	20	—	61
Real estate	—	11	—	—	—	21	8	11	29
Purchase of investments						—
Fixed maturities	(3,610)	(3,589)	(5,038)	(3,318)	(3,676)	(2,980)	(4,890)	(12,237)	(11,546)
Equity securities	(3)	(37)	(16)	(5)	(28)	(20)	(11)	(56)	(59)
Mortgage loans	(5)	(3)	(4)	—	(2)	(53)	—	(12)	(55)
Real estate	—	—	—	—	—	(10)	(22)	—	(32)
Short-term securities, (purchases) sales, net	(210)	(13)	2,817	316	224	(1,492)	(189)	2,594	(1,457)
Other investments, net	45	174	(156)	(3)	107	299	162	63	568
Securities transactions in course of settlement	(646)	276	(2,652)	76	(681)	(563)	712	(3,022)	(532)
Net cash acquired in merger	—	—	—	—	—	169	—	—	169
Other	—	—	—	—	—	11	14	—	25
Net cash provided by (used in) investing activities	(1,363)	101	(482)	(731)	(932)	(844)	(1,850)	(1,744)	(3,626)

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows — Preliminary (Continued)

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	YTD 3Q 2003	YTD 3Q 2004
Cash flows from financing activities
Issuance of debt	1,932	—	—	—	—	—	128	1,932	128
Payment of debt	(625)	(24)	(454)	—	—	(224)	(3)	(1,103)	(227)
Payment of note payables to former affiliates	(700)	—	—	—	—	—	—	(700)	—
Redemption of mandatorily redeemable preferred stock	—	(900)	—	—	—	—	—	(900)	—
Treasury stock acquired:
Purchased	—	—	(40)	—	—	—	—	(40)	—
Net employee stock-based compensation	(2)	(4)	(7)	(5)	(9)	(26)	(9)	(13)	(44)
Issuance of common stock - employee stock options	8	10	10	13	29	42	18	28	89
Dividends to shareholders	(61)	(60)	(80)	(80)	(81)	(263)	(149)	(201)	(493)
Payment of dividend on subsidiary's stock	(1)	(2)	(1)	(2)	—	(3)	(4)	(4)	(7)
Transfer of employee benefit obligations to former affiliates	(22)	(1)	—	—	—	—	—	(23)	—
Repurchase of Minority Interest	—	—	—	—	—	(76)	—	—	(76)
Other	—	—	—	—	—	(2)	27	—	25
Net cash provided by (used in) financing activities	529	(981)	(572)	(74)	(61)	(552)	8	(1,024)	(605)

Effect of exchange rate changes on cash							(2)		(2)

Net increase (decrease) in cash	59	58	—	143	(212)	67	64	117	(81)
Cash at beginning of period	92	151	209	209	352	140	207	92	352
Cash at end of period	$151	$209	$209	$352	$140	$207	$271	$209	$271

Supplemental disclosure of cash flow information
Income taxes (received) paid	$37	$(525)	$128	$296	$108	$470	$24	$(360)	$602
Interest paid	$42	$26	$49	$23	$47	$72	$83	$117	$202

The St. Paul Travelers Companies, Inc.

Financial Supplement - Third Quarter 2004

All historical information through the first quarter of 2004 included in this Financial Supplement presents only results of Travelers as Travelers is being treated as the accounting acquirer. Where applicable, historical results conform with current business segment definitions.

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis. These measures are components of net income but, in some cases, are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, require inclusion or exclusion of certain items not ordinarily included or excluded in a GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income and operating income per share is net income excluding the after-tax impact of net realized investment gains (losses) and on a per share basis.

Return on equity is the ratio of net income to average equity. Operating return on adjusted equity is the ratio of operating income to average equity excluding net unrealized gains and losses on investment securities, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results. These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends. Internally the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and established financial targets on a consolidated basis.

Underwriting gain or loss is the profit or loss experienced by a property casualty company after deducting claims and claim adjustment expenses and insurance-related expenses from net earned premiums and fee income. This profit or loss calculation includes reinsurance assumed and ceded but excludes net investment income.

A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence. In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to prior year or current year development.  In the opinion of the Company's management, discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned. For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums. The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income to net earned premium. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Pro forma combined net written premium reflects the addition of net written premiums of the St. Paul and Travelers for periods prior to the merger. The pro forma combined net written premium amounts are not affected by purchase accounting adjustments. Net written premiums are a measure of business volume. The pro forma information presented is not necessarily indicative of what would have occurred had the acquisition and related transactions been made on the dates indicated, or of future results of the Company.

Adjusted book value per share represents assets less liabilities excluding the after-tax impact of net unrealized gains and losses, divided by the number of shares outstanding.  In the opinion of the Company’s management, adjusted book value is useful in an analysis of a preperty-casualty company’s book value on a nominal basis as it removes the effect of changing prices on invested assets, which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

St. Paul Travelers has organized its businesses into the following operating and reporting segments, beginning with the second quarter 2004:

Commercial: Commercial — Core offers a broad array of property and casualty insurance and insurance-related services and is organized into the following three marketing and underwriting groups focusing on a particular client base or product grouping to provide products and services that specifically address clients’ needs: Commercial Accounts, Select Accounts and National Accounts. Commercial - Other includes policies written by Gulf, primarily management and professional liability coverages (prior to the integration of these products into Specialty in April 2004), the Special Liability Group and runoff operations.

Specialty provides dedicated underwriting, claim and risk control services that require specialized expertise, domestically and internationally. Domestic Specialty includes Financial Professional Services, Bond, Construction, Technology, Ocean Marine, Oil and Gas, Public Sector, and Excess and Umbrella among others.  International Specialty includes operations in the U.K., Ireland, Canada, and the company’s participation in Lloyds.

Personal writes virtually all types of property and casualty insurance covering personal risks. The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.

Asset Management comprises Nuveen Investments, whose core businesses are asset management and related research, as well as the development, marketing and distribution of investment products and services for the affluent, high net worth and institutional market segments. The Company holds a 79% interest in Nuveen Investments.

* * * * *

Prior quarter segments have been restated from the historical presentation of Travelers to conform to the new St. Paul Travelers segment arrangement where practicable. As a result, prior quarter Bond and Construction results were disaggregated from historical Travelers Commercial Lines segment to create a historical Specialty segment and to restate Commercial into the new format.

Invested and other assets and net investment income (NII) of historical Travelers had been specifically identified by reporting segment prior to the merger. Beginning in the second quarter 2004, the Company developed a methodology to allocate NII and invested assets to the identified segments. This methodology allocates pretax NII based upon an investable funds concept, which takes into account liabilities (net of non-invested assets) and appropriate capital considerations for each segment. It is not practicable to apply the methodology to historical businesses and as such, actual (versus allocated) NII is included in revenues and operating income of the restated segments for periods prior to the merger. It is also not practicable to present total assets for restated Specialty and Commercial segments for periods prior to the merger. The Company believes that the differences, if any, are not significant to a comparison with the new segment presentation.